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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Integrated Telecom Express, Inc.
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             (Exact name of Registrant as specified in its charter)


               Delaware                                 77-0403748
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


                                2710 Walsh Avenue
                              Santa Clara, CA 95051
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                    (Address of principal executive offices)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

Securities Act registration statement file number to which this form relates: 333-39128
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Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                    Name Of Each Exchange On Which
     To Be So Registered                    Each Class Is To Be Registered
     -------------------                    ------------------------------
None
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Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
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                                (Title of Class)



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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated by reference to the section entitled "Description of Capital Stock" on pages 65-67 of Amendment No. 4 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-39128) (the "S-1 Registration Statement") filed with the Securities and Exchange Commission (the "Commission") on July 27, 2000.


Item 2.  EXHIBITS.

            Number                          Description

            3.1(1) Third Amended and Restated Certificate of Incorporation of the Registrant, as currently in effect.

            3.2(1) Form of Fourth Amended and Restated Certificate of Incorporation of the Registrant to be in effect following the closing of the Registrant's initial public offering.

            4.1(2)       Specimen Common Stock Certificate.

            4.2(2)       Bylaws of the Registrant, as currently in effect.

            4.3(3) Form of Restated Bylaws of the Registrant to be in effect immediately following the closing of the Registrant's initial public offering.

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         1.   Incorporated herein by reference to the exhibit of the same number in Amendment No. 3 to the S-1 Registration Statement, filed with the Commission on July 24, 2000.

         2. Incorporated herein by reference to the exhibits of the same number in the S-1 Registration Statement, filed with the Commission on June 13, 2000.

         3. Incorporated herein by reference to the exhibit of the same number in Amendment No. 4 to the S-1 Registration Statement, filed with the Commission on July 27, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: August 4, 2000

                                    INTEGRATED



                                    By:  /s/ Richard Forte
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                                         Richard Forte, President and
                                         Chief Executive Officer